UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2013

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32502 (Commission File Number)	13-4271875 (IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York (Address of principal executive offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 1, 2013, Warner Music Group Corp. (the “Company”) filed a Form 8-K (the “Form 8-K”) related to the completion of the Company’s acquisition (the “Acquisition”) of the Parlophone Label Group (“PLG”).

This Form 8-K/A has been filed to amend and supplement the Form 8-K to provide the financial statements described in Item 9.01 below, which were not previously filed with the Form 8-K, and which are permitted to be filed by amendment no later than 71 calendar days after the date that the Form 8-K was required to be filed with the Securities and Exchange Commission.

The combined pro forma financial information described in Item 9.01 below does not reflect the realization of any expected cost savings and other synergies from the Acquisition as a result of restructuring activities and other cost savings initiatives planned subsequent to the completion of the Acquisition. In particular, PLG has meaningful operational overlap with the Company and, as a result, the Company currently believes there are potential cost savings and other synergies of approximately $70 million, which are not reflected in the pro forma financial information included in this report and described under Item 9.01. Although management currently believes such cost savings and other synergies will be realized following the Acquisition, there can be no assurance that these cost savings or any other synergies will be achieved in full or at all. In addition, the pro forma financial information does not reflect restructuring charges associated and expected to be incurred in connection with any such cost savings. Such charges will be expensed in the appropriate accounting periods following the completion of the Acquisition.

The acquired PLG entities (“PLG entities”) have historically relied on other entities formerly within EMI Music that were not acquired by the Company as part of the Acquisition (“non-PLG entities”) for the distribution of PLG repertoire outside the PLG acquired territories. Consequently, sales of PLG repertoire outside the PLG acquired territories by non-PLG entities are not included in the audited combined carve-out financial statements of PLG or the combined pro forma financials as they were realized by non-PLG entities. The related intercompany royalty income recognized by PLG entities for sales outside the PLG territories is included in the audited combined carve-out financial statements of PLG and has been removed through a pro forma adjustment along with the related royalty expense to artists. The Company currently expects PLG repertoire to be distributed by its own entities in these non-PLG territories following the completion of the Acquisition and currently expects to realize the related net revenue after intercompany eliminations and related operating income, however, there can be no assurance that the Company will recognize sales and income from its exploitation of the PLG repertoire previously sold by non-PLG entities equal to that recognized by PLG, or at all.

Estimated historical sales of PLG repertoire realized by non-PLG entities on a combined basis were approximately £165.9 million ($266.1 million) and £115.8 million ($180.2 million) for the years ended March 31, 2012 and 2011, respectively, and the associated estimated operating income was approximately £31.9 million ($51.2 million) and £30.1 million ($46.8 million), for the years ended March 31, 2012 and 2011, respectively, for PLG repertoire on a combined basis. These amounts are unaudited and were previously provided to the Company by Universal Music Group during the PLG sale process with respect to sales of PLG repertoire outside PLG acquired territories for informational purposes only. Year ended March 31, 2013 financial information was not provided by Universal Music Group during the sale process and was not compiled by them or provided to the Company’s management subsequently. This information was not calculated on a detailed carve-out basis and includes a significant number of assumptions and estimates but is being provided to give some context around potential sales and operating income that might be achieved by distributing PLG repertoire by the Company outside PLG acquired territories following the completion of the Acquisition. It was provided to potential purchasers of PLG during the PLG sale process on the basis that if a potential purchaser of PLG did not have a global recorded music infrastructure, then global exploitation of repertoire would need to be contracted through a third party by way of new distribution or licensing arrangements, which could have an impact on the potential purchaser’s ability to capture all or part of the international profit margin represented by such sales. While the Company has its own existing global infrastructure that it expects to leverage, it differs from EMI Music’s/PLG’s former infrastructure and the Company must consider the best way to exploit the PLG repertoire previously sold outside PLG acquired territories in light of that infrastructure and its ability to support international sales outside of the PLG acquired territories. The financial information relating to PLG set forth above was not prepared in accordance with GAAP, IFRS or any other body of generally accepted accounting principles or any rules or regulations promulgated by the Securities and Exchange Commission including, without limitation, Regulation S-X. The financial information relating to PLG has not been audited or otherwise independently verified and no assurance can be given as to its accuracy or completeness in all respects.

As described above, intercompany royalty income recognized by PLG entities for sales of PLG repertoire outside the PLG territories and the related royalty expense have been removed through a pro forma adjustment. The Company currently expects PLG repertoire to be distributed by its own entities outside PLG acquired territories following the completion of the Acquisition and expects to realize the resulting operating income recognized by PLG entities for sales of PLG repertoire outside the PLG acquired territories. The operating income in the PLG historical financial statements removed through a pro forma adjustment is £41 million ($65 million) for the twelve months ended September 30, 2012 and £16 million ($25 million) for the six months ended March 31, 2013. Any resulting intercompany royalty income would be eliminated and would therefore have no additional impact to the Company’s combined revenues.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

PLG’s combined carve-out financial statements for the years ended March 31, 2013, 2012 and 2011 are attached as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference. Such financial statements of PLG were prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed Combined Financial Statements related to the Company’s acquisition of PLG are attached as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference. The unaudited pro forma condensed Combined Financial Statements include adjustments to reconcile the historical financial statements of PLG to U.S. generally accepted accounting principles and to convert British pounds sterling amounts to U.S. dollars.

(d) Exhibits.

Exhibit Number	Description
99.1	Parlophone Label Group combined carve-out financial statements as at and for the years ended March 31, 2013, 2012 and 2011.

99.2	Unaudited pro forma condensed combined financial statements.

Forward-Looking Statements

Certain statements and information in this report, including the information with respect to the impact of expected cost savings and other synergies from the Acquisition and any statements other than statements of historical facts, may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. There are a number of risks and uncertainties that could cause our actual results to differ materially from those provided herein, including: the continued decline in the global recorded music industry and the rate of overall decline in the music industry; downward pressure on our pricing and our profit margins and reductions in shelf space; our ability to identify, sign and retain artists and songwriters and the existence or absence of superstar releases; threats to our business associated with home copying and Internet downloading; the significant threat posed to our business and the music industry by organized industrial piracy; the popular demand for particular recording artists and/or songwriters and albums and the timely completion of albums by major recording artists and/or songwriters; the diversity and quality of our portfolio of songwriters; the diversity and quality of our album releases; the impact of legitimate channels for digital distribution of our creative content; our dependence on a limited number of online music stores, in particular Apple’s iTunes Music Store, for the online sale of our music recordings and their ability to significantly influence the pricing structure for online music stores; our involvement in intellectual property litigation; our ability to continue to enforce our intellectual property rights in digital environments; the ability to develop a successful business model applicable to a digital environment and to enter into artist services and expanded-rights deals with recording artists in order to broaden our revenue streams in growing segments of the music business; the impact of heightened and intensive competition in the recorded music and music publishing businesses and our inability to execute our business strategy; failure to realize expected synergies and other benefits contemplated by the Acquisition; failure to effectively exploit the PLG repertoire previously sold by non-PLG entities; disruption from the Acquisition and the integration of PLG making it more difficult to maintain certain strategic relationships and distracting management’s focus on the business; the financial information provided to us and other potential purchasers during the PLG sale process differing from actual results; risks associated with our non-U.S. operations, including limited legal protections of our intellectual property rights and restrictions on the repatriation of capital; significant fluctuations in our operations and cash flows from period to period; our inability to compete successfully in the highly competitive markets in which we operate; further consolidation of our industry and its impact on the competitive landscape of the music industry, specifically the acquisition of EMI’s recorded music business by Universal Music Group and the acquisition of EMI’s music publishing business by a consortium led by Sony Corporation of America; trends, developments or other events in some foreign countries in which we operate; local economic conditions in the countries in which we operate; our failure to attract and retain our executive officers and other key personnel; the impact of rate regulations on our Recorded Music and Music Publishing businesses; the impact of rates on other income streams that may be set by arbitration proceedings on our business; an impairment in the carrying value of goodwill or other intangible and long-lived assets; unfavorable currency exchange rate fluctuations; our failure to have full control and ability to direct the operations we conduct through joint ventures; legislation limiting the terms by which an individual can be bound under a “personal services” contract; a potential loss of catalog if it is determined that recording artists have a right to recapture rights in their recordings under the U.S. Copyright Act; trends that affect the end uses of our musical compositions (which include uses in broadcast radio and television, film and advertising businesses); the growth of other products that compete for the disposable income of consumers; the impact of, and risks inherent in, acquisitions or business combinations; risks inherent to our outsourcing of information technology infrastructure and certain finance and accounting functions; the fact that we have engaged in substantial restructuring activities in the past, and may need to implement further restructurings in the future and our restructuring efforts may not be successful or generate expected cost savings; the impact of our substantial leverage on our ability to raise additional capital to fund our operations, on our ability to react to changes in the economy or our industry and on our ability to meet our obligations under our indebtedness; the ability to generate sufficient cash to service all of our indebtedness, and the risk that we may be forced to take other actions to satisfy our obligations under our indebtedness, which may not be successful; the fact that our debt agreements contain restrictions that limit our flexibility in operating our business; our indebtedness levels, and the fact that we may be able to incur substantially more indebtedness which may increase the risks created by our substantial indebtedness; the significant amount of cash required to service our indebtedness and the ability to generate cash or refinance indebtedness as it becomes due depends on many factors, some of which are beyond our control; risks of downgrade, suspension or withdrawal of the rating assigned by a rating agency to us could impact our cost of capital; risks relating to Access, which indirectly owns all of our outstanding capital stock, controls our company and may have conflicts of interest with the holders of our debt or us in the future and may also enter into, or cause us to enter into, strategic transactions that could change the nature or structure of our business, capital structure or credit profile; our reliance on one company as the primary supplier for the manufacturing, packaging and physical distribution of our products in the U.S. and Canada and part of Europe; risks related to evolving regulations concerning data privacy which might result in increased regulation and different industry standards; changes in law and government regulations; and risks related to other factors discussed in the Company’s Annual Report on Form 10-K for the year ended September 30, 2012 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

BY:	/s/ Paul M. Robinson
Paul M. Robinson Executive Vice President, General Counsel and Secretary

Date: September 13, 2013

EXHIBIT INDEX

Exhibit Number	Description
99.1	Parlophone Label Group combined carve-out financial statements as at and for the years ended March 31, 2013, 2012 and 2011.

99.2	Unaudited pro forma condensed combined financial statements.

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